Exhibit 99.1

Virtu Financial Announces Transfer of Listing of Common Stock to the New York Stock Exchange

NEW YORK, May 29, 2025 - Virtu Financial, Inc. (NASDAQ: VIRT) (“Virtu Financial” or “Virtu”), a leading provider of global, multi-asset financial services that delivers liquidity and innovative, transparent products across the entire investment cycle to the global markets, today announced plans to transfer the listing of its Class A Common Stock (“Common Stock”) to the New York Stock Exchange (“NYSE”) from the Nasdaq Stock Market LLC.

Virtu expects the listing of its Common Stock on Nasdaq to cease on June 16, 2025, and the listing of its Common Stock on the NYSE (NYSE: VIRT) to begin on June 17, 2025.

“We are excited to begin this next chapter of Virtu’s journey on the New York Stock Exchange and we look forward to joining today’s most respected and innovative companies on the world's largest stock exchange,” said Mr. Douglas A. Cifu, Chief Executive Officer of Virtu Financial. “This move reflects our continued commitment to transparency, excellence, and long-term value creation for our shareholders. We look forward to deepening our relationships with investors and leveraging the NYSE’s unique platform as we continue to grow and lead in global financial markets. We want to thank Nasdaq for the partnership and support they have provided since our initial public offering 10 years ago.”

“We are honored to welcome Virtu Financial to our community of innovators, entrepreneurs and market leaders at the New York Stock Exchange,” said Lynn Martin, President of NYSE Group. “The deepest, most transparent and most liquid pool of capital that exists in this world is the U.S. capital market, and as a prominent liquidity provider, Virtu plays a critical role in the price formation process. Virtu has been a long and important partner to the NYSE over many years and we are thrilled to welcome them as an NYSE-listed company.”

Exhibit 99.1

About Virtu Financial, Inc.

Virtu is a leading provider of financial services and products that leverages cutting-edge technology to deliver liquidity to the global markets and innovative, transparent trading solutions to its clients. Leveraging its global market making expertise and infrastructure, Virtu provides a robust product suite including offerings in execution, liquidity sourcing, analytics and broker-neutral, multi-dealer platforms in workflow technology. Virtu’s product offerings allow clients to trade on hundreds of venues across 50+ countries and in multiple asset classes, including global equities, ETFs, foreign exchange, futures, fixed income and myriad other commodities. In addition, Virtu’s integrated, multi-asset analytics platform provides a range of pre- intra- and post-trade services, data products and compliance tools that clients rely upon to invest, trade and manage risk across global markets.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including those related to the anticipated transfer of the primary listing of the Common Stock to the NYSE. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Virtu Financial assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if Virtu Financial does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties, some or all of which are not predictable or within Virtu Financial’s control, that could cause actual performance or results to differ materially from those expressed in the statements. Those risks and uncertainties include, without limitation, risks relating to the anticipated transfer of the primary listing of the Common Stock to the NYSE. For a discussion of additional risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu Financial’s Securities and Exchange Commission (the “SEC”) filings, including but not limited to Virtu Financial’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

CONTACT:

Investor Relations and Media Relations
Andrew Smith
media@virtu.com
investor_relations@virtu.com